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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 29, 2002

                       Atlas Air Worldwide Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


                Delaware                 0-25732               13-4146982
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       (State or other jurisdiction    (Commission             (IRS Employer
            of incorporation)          File Number)         Identification No.)


      2000 Westchester Avenue, Purchase, New York                 10577
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (914) 701-8000
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          (Former name or former address, if changed since last report)


                                 Atlas Air, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                    0-25732                   84-1207329
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 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

      2000 Westchester Avenue, Purchase, New York                 10577
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        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (914) 701-8000
                                                           --------------


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          (Former name or former address, if changed since last report)


This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.


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ITEM 5. Other Events.

On November 20, 2002, Atlas Air, Inc. ("Atlas Air") and Atlas Freighter Leasing III, Inc. ("AFL III"), subsidiaries of Atlas Air Worldwide Holdings, Inc. (the "Company"), were formally notified by Deutsche Bank Trust Company Americas (the "Agent"), that the failure to provide financial statements for the third quarter of 2002 has created a default under the credit facilities maintained by Atlas Air and AFL III and the related intercompany aircraft leases between Atlas Air and AFL III (the "Facilities"). In a Form 8-K filing dated November 14th, the Company announced that as a result of the Company's previously disclosed restatement and reaudit, the Company's Form 10-Q for the third quarter would be delayed until the re-audit and restatement has been completed.

The applicable 15-day cure period for the default has now passed, causing the default to automatically become an Event of Default under the terms of the Facilities. Atlas Air and AFL III continue to seek a waiver from the lenders and are hopeful that they will continue to cooperate in this regard. If not waived, the Event of Default would entitle the lenders under the Facilities to accelerate repayment of approximately $246 million in outstanding indebtedness, should lenders representing at least 50.1% of the outstanding loans choose to do so.

The Company intends to seek additional waivers if and to the extent necessary to avoid defaults under any other indebtedness. There can be no assurance, however, that any such required waivers can be obtained.

Atlas Air's operations remain unaffected by this process.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLAS AIR WORLDWIDE HOLDINGS, INC.



DATE: December 2, 2002
                                    By: /s/ Douglas A. Carty
                                        ----------------------------------------
                                    Douglas A. Carty
                                    Senior Vice President and Chief Financial
                                    Officer



                                    ATLAS AIR, INC.



DATE: December 2, 2002
                                    By: /s/ Douglas A. Carty
                                        ----------------------------------------
                                    Douglas A. Carty
                                    Senior Vice President and Chief Financial
                                    Officer